Acquisitions, Dispositions And Other Adjustments	12 Months Ended
Dec. 31, 2012
Acquisitions, Dispositions And Other Adjustments
Acquisitions, Dispositions And Other Adjustments

NOTE 4. ACQUISITIONS, DISPOSITIONS AND OTHER ADJUSTMENTS

Acquisitions

Spectrum Acquisitions During 2012, we acquired $855 of wireless spectrum from various companies. During 2011, we acquired $33 of wireless spectrum from various companies, not including the Qualcomm spectrum purchase discussed in the following paragraph.

Qualcomm Spectrum Purchase In December 2011, we completed our purchase of spectrum licenses in the Lower 700 MHz frequency band from Qualcomm Incorporated for approximately $1,925 in cash. The spectrum covers more than 300 million people total nationwide, including 12 MHz of Lower 700 MHz D and E block spectrum covering more than 70 million people in five of the top 15 metropolitan areas and 6 MHz of Lower 700 MHz D block spectrum covering more than 230 million people across the rest of the United States. We plan to deploy this spectrum as supplemental downlink capacity, using carrier aggregation technology once compatible handsets and network equipment are developed.

Wireless Properties Transactions In June 2010, we acquired certain wireless properties, including FCC licenses and network assets, from Verizon Wireless for $2,376 in cash. The assets primarily represent former Alltel Wireless assets and served approximately 1.6 million subscribers in 79 service areas across 18 states.

Centennial In December 2010, we completed our acquisition accounting of Centennial Communications Corporation (Centennial), which included net assets of $1,518 in goodwill, $655 in FCC licenses, and $449 in customer lists and other intangible assets.

Purchase of Wireless Partnership Minority Interest In July 2011, we completed the acquisition of Convergys Corporation's minority interests in the Cincinnati SMSA Limited Partnership and an associated cell tower holding company for approximately $320 in cash.

Subsequent and Pending Acquisitions

Subsequent Spectrum Acquisitions On January 24, 2013, we completed the acquisition of NextWave Wireless Inc. (NextWave), which holds wireless licenses in the Wireless Communication Services and Advanced Wireless Service (AWS) bands. We acquired all the equity and purchased a portion of the debt of NextWave for $600. In addition, certain of NextWave's assets were distributed to the holders of its debt in redemption of the remainder of that debt. During January 2013, we have also closed approximately $400 of other wireless spectrum acquisitions from various companies.

Atlantic Tele-Network On January 22, 2013, we announced an agreement to acquire Atlantic Tele-Network's (ATNI) U.S. retail wireless operations for $780 in cash, which covers approximately 4.6 million people in primarily rural areas across six states – Georgia, Idaho, Illinois, North Carolina, Ohio and South Carolina. The acquisition includes spectrum in the 700 MHz, 850 MHz and 1900 MHz bands and is largely complementary to our existing network. The transaction is subject to regulatory approval and we expect it to close in the second half of 2013.

Purchase of Spectrum from Verizon On January 25, 2013, we agreed to acquire spectrum in the 700MHz B band from Verizon Wireless for $1,900 in cash and the assignment of AWS spectrum in five markets. This transaction is subject to regulatory approval and we expect it to close in the second half of 2013.

Dispositions

Advertising Solutions On May 8, 2012, we completed the sale of our Advertising Solutions segment to an affiliate of Cerberus Capital Management, L.P. for approximately $740 in cash after closing adjustments, a $200 note and a 47 percent equity interest in the new entity, YP Holdings. Our operating results include the results of the Advertising Solutions segment through May 8.

Tender of Telmex Shares In August 2011, the Board of Directors of América Móvil, S.A. de C.V. (América Móvil) approved a tender offer for the remaining outstanding shares of Télefonos de México, S.A. de C.V. (Telmex) that were not already owned by América Móvil. We tendered all of our shares of Telmex for $1,197 of cash. Telmex was accounted for as an equity method investment (see Note 7).

Sale of Sterling Operations In May 2010, we entered into an agreement to sell our Sterling Commerce Inc. (Sterling) subsidiary and changed our reporting for Sterling to discontinued operations. In August 2010, we completed the sale and received net proceeds of approximately $1,400.

During the second quarter of 2010, we accounted for Sterling as a discontinued operation. We determined that the cash inflows under a transition services agreement and our cash outflows under an enterprise license agreement did not constitute significant continuing involvement with Sterling's operations after the sale.

The following table includes Sterling's operating results, which are presented in the “Income From Discontinued Operations, net of tax” line item on the consolidated statements of income. These operating results were reported in our Other segment through August 27, 2010:

Operating revenues	$349
Operating expenses	327
Operating income	22
Income before income taxes	18
Income tax expense	8
Income from discontinued operations during phase-out period	10
Gain on disposal of discontinued operations	769
Income from discontinued operations, net of tax	$779

Centennial In August 2010, we sold operations in eight service areas in Louisiana and Mississippi, as required by the Department of Justice (DOJ), for $273 in cash.

Other Dispositions In 2010, we also sold our domestic Japanese outsourcing services company for $109.

Other

T-Mobile In March 2011, we agreed to acquire from Deutsche Telekom AG (Deutsche Telekom) all shares of T-Mobile USA, Inc. (T-Mobile) for approximately $39,000, subject to certain adjustments. In December 2011, in light of opposition to the merger from the DOJ and FCC, we and Deutsche Telekom agreed to terminate the transaction. Pursuant to the purchase agreement, we paid a breakup fee of $3,000, entered into a broadband roaming agreement and transferred certain wireless spectrum with a book value of $962. These agreement termination charges were included in “Selling, general and administrative” expenses in our Other segment.